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                                  EXHIBIT 24.0

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Hanover Capital Mortgage Holdings, Inc., a Maryland corporation (the "Corporation"), hereby constitute and appoint John A. Burchett, J. Holly Loux, and John F. Lanahan, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 relating to the proposed issuance of Common Stock in fulfillment of subscriptions under the Corporation's 1999 Equity Incentive Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

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SIGNATURE                                                     TITLE                                        DATE
---------                                                     -----                                        ----
/s/ John A. Burchett                       Chairman of the Board of Directors and Chief               March 4, 2002
---------------------------------                       Executive Officer
John A. Burchett

/s/ J. Holly Loux                                     Chief Financial Officer                         March 4, 2002
---------------------------------
J. Holly Loux

/s/ Irma N. Tavares                          Senior Managing Director and a Director                  March 4, 2002
---------------------------------
Irma N. Tavares

/s/ Joyce S. Mizerak                    Senior Managing Director, Secretary and a Director            March 4, 2002
---------------------------------
Joyce S. Mizerak

/s/ George J. Ostendorf                      Senior Managing Director and a Director                  March 4, 2002
---------------------------------
George J. Ostendorf

/s/ John A. Clymer                                           Director                                 March 4, 2002
---------------------------------
John A. Clymer

/s/ Joseph J. Freeman                                        Director                                 March 4, 2002
---------------------------------
Joseph J. Freeman

/s/ James F. Stone                                           Director                                 March 4, 2002
---------------------------------
James F. Stone

/s/ Saiyid T. Naqvi                                          Director                                 March 4, 2002
---------------------------------
Saiyid T. Naqvi

                                                             Director                                 March 4, 2002
---------------------------------
John N. Rees


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